                                                                   EXHIBIT 10.3
                       AGREEMENT to AMEND

                               and

                     RESTATE TRUST AGREEMENT

                           dated as of

                        October 11, 1996

                              among

                P.T. FREEPORT INDONESIA COMPANY,

              FREEPORT-McMoRan COPPER & GOLD INC.,

                    THE RTZ CORPORATION PLC,

                     P.T. RTZ-CRA INDONESIA,

                 RTZ INDONESIAN FINANCE LIMITED,

         FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION,
                           as Trustee,

      THE CHASE MANHATTAN BANK (formerly Chemical Bank), as
           Administrative Agent, as JAA Security Agent
                     and as Security Agent,

                               and

       THE CHASE MANHATTAN BANK (as successor to The Chase
             Manhattan Bank (National Association)),
                      as Documentary Agent
                        and as Depositary


                        TABLE OF CONTENTS

Section                                                      Page

     Recitals                                                   2
     1.   Defined Terms, etc .                                  7
     2.   The Closing; The Closing Date; Termination            9
     3.   Releases and Assignments                              9
     4.   Amendment of the Existing Trust Agreement; Change
          of Security Agent for the Bank Security Agreements   12
     5.   Representations and Warranties                       13
     6.   Conditions to Closing                                15
     7.   Amendment; Waiver                                    15
     8.   Counterparts                                         16
     9.   Applicable Law                                       16
     10.  Expenses                                             16
     11.  References; Headings                                 16
     12.  Construction                                         16
     13.  Submission to Jurisdiction; Waiver of Jury Trial;
          Commercial Obligations and Immunity                  16
     14.  Survival of Representations and Warranties           17

     Exhibit        A        Amended and Restated Trust Agreement

     Exhibit        B-1                   Intercreditor Agreement
     Exhibit        B-2                   Early Closing Agreement
     Exhibit        H-3                               Side Letter
     Exhibit        C                       PT-RTZ COW Assignment
     Exhibit        D              Operator Replacement Agreement
          Annex  I  Surat Kuasa
     Exhibit        E Fiduciary Assignment of Accounts Receivable
     Exhibit        F-1        FI Bank Credit Agreement Amendment
     Exhibit        F-2       CDF Bank Credit Agreement Amendment
          Exhibit   A                     Bank Security Agreement
          Exhibit   B                            Bank Surat Kuasa
          Exhibit   C     Amended and Restated Fiduciary Transfer
          Exhibit   D        Amended and Restated Fiduciary Power
          Exhibit   EBank Fiduciary Assignment of Accounts Receivable
     Exhibit        G  Fiduciary Transfer of Joint Account Assets
     Exhibit     H Power of Attorney to Establish Fiduciary
                 Transfer of Joint Account Assets
     Exhibit     I  Consent of Minister of Mines
     Exhibit        J                     Participation Agreement
     Exhibit     K  RTZ Loan Agreement



     AGREEMENT TO AMEND AND RESTATE TRUST AGREEMENT dated as of October 11, 1996, among P.T. FREEPORT INDONESIA COMPANY, a limited liability company organized under the laws of Indonesia and also domesticated in Delaware ("FI"), FREEPORT-McMoRan COPPER & GOLD INC., a Delaware corporation ("FCX"), THE RTZ CORPORATION PLC, a public limited company organized under the laws of England ("RTZ"), P.T. RTZ-CRA INDONESIA, a company in formation under the laws of the Republic of Indonesia ("PT-RTZ"), RTZ INDONESIAN FINANCE LIMITED, a company organized under the laws of England and a wholly owned subsidiary of RTZ ("RTZ Lender"), FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee under the Trust Agreement referred to below, THE CHASE MANHATTAN BANK (formerly Chemical Bank) ("Chase"), not in its individual capacity but solely as (i) Administrative Agent for the Banks under the CDF and FI Credit Agreement (in such capacity, the "Administrative Agent"), (ii) security agent for the Banks under the Bank Security Documents referred to below (in such capacity, the "Security Agent") and
(iii) as security agent with respect to the Joint Account Assets for RTZ Indonesian Investments Limited, a company organized under the laws of England ("RTZ-IIL"), and the Banks under the JAA Fiduciary Transfer and the JAA Fiduciary Power (in such capacity, the "JAA Security Agent"), and THE CHASE MANHATTAN BANK (as successor to The Chase Manhattan Bank (National Association)), not in its individual capacity but solely as (i) depositary under the Trust Agreement (in such capacity, the "Depositary") and (ii) Documentary Agent for the Banks under the CDF and the FI Credit Agreement (in such capacity the "Documentary Agent"; the Administrative Agent, the Security Agent and the Documentary Agent being sometimes collectively referred to herein as the "Bank Agents" and FI, FCX, RTZ, PT-RTZ, RTZ Lender, the Trustee, the JAA Security Agent, the Depositary and the Bank Agents being each referred to herein as a "Transaction Party" and, collectively, as the "Transaction Parties").

                            Recitals

     I.   By a letter of intent dated March 7, 1995 from FCX to

RTZ and signed by RTZ as of March 7, 1995 (the "Letter of
Intent"), FCX and RTZ confirmed their mutual intention with respect to, among other things, the establishment of joint ventures and certain financing arrangements in connection therewith, to explore and develop within the Contract Area covered by the Contract of Work.

     II. By an agreement dated as of May 2, 1995 made between FCX and RTZ (the "Implementation Agreement"), FCX and RTZ recorded the steps to be taken, subject to the satisfaction or waiver of conditions, in order to implement the transactions referred to in the Letter of Intent.

     III. Among the steps so recorded in the Implementation
Agreement are:

          (a) the execution by FI and PT-RTZ of a participation agreement substantially in the form set out in
               Schedule 1 to the Implementation Agreement, providing for the participation of PT-RTZ in certain operations under the Contract of Work on the terms contained therein, with amendments agreed between them; and

          (b) the execution by FI and RTZ Lender of a loan agreement substantially in the form set out in
               Schedule 2 to the Implementation Agreement, whereby RTZ Lender will make available to FI a loan facility in a principal amount of up to $450,000,000 on the terms contained therein, with amendments agreed between them.

     IV. It is the intention of FCX and RTZ, as reflected and provided in the Letter of Intent and the Implementation Agreement and agreements attached as Schedules thereto, that, among other things:

          (a) all rights and interests of PT-RTZ in and under the participation agreement referred to in clause
               (a) of Recital III shall be assigned on an unencumbered basis, free and clear of all liens, security interests and other encumbrances whatsoever; and

          (b) FI shall assign to PT-RTZ a partial undivided interest in the Contract of Work, which interest shall be assigned on an unencumbered basis, free and clear of all liens, security interests and other encumbrances whatsoever; and

          (c) the repayment of all advances made pursuant to the loan agreement referred to in clause (b) of Recital III shall be secured by a first priority lien on 100% of FI's share of Incremental
               Expansion Cashflow (as defined therein).

     V. FI is party to (a) a Credit Agreement dated as of October 27, 1989 (as amended, the "FI Credit Agreement"), among FI, FCX, certain banks (the "Banks"), the Administrative Agent, the Security Agent, the JAA Security Agent, the Trustee and the Documentary Agent, providing for a $550,000,000 credit facility for FI, and (b) a $450,000,000 Credit Agreement dated as of June 30, 1995 (as amended, the "CDF"), among FI, FCX, the Banks, the Administrative Agent, the Security Agent, the JAA Security Agent, the Trustee and the Documentary Agent, providing for a $450,000,000 credit facility for FCX and FI.

     VI. FI has granted to the Trustee for the benefit of the Banks a first priority security interest in the Contract of Work and substantially all its other assets pursuant to (a) a Trust Agreement dated as of May 15, 1970 (as amended from time to time and as in effect immediately prior to the Closing the "Existing Trust Agreement"), among FI, the Trustee and the Depositary and
(b) the other FI Security Documents (as such term is defined in the Existing Trust Agreement).

     VII. In order to effect and permit the transactions referred to in Recitals I through IV, the following, among other things, are required:

          (a) the release by the Banks of any security interest that the Banks may now have or hereafter acquire with respect to the rights and properties granted or assigned to PT-RTZ pursuant to the Participation Agreement, including, but not limited to, (i) Sole Risk Ventures undertaken by PT-RTZ; (ii) PT-RTZ's interest in Joint Operations; (iii) PT-RTZ's interest in Joint Account Assets; (iv) PT-RTZ's interest in Incremental Expansion Cashflow from Block A, Net Sales Revenues from Greenfield Projects in Block A and Net Sales Revenues from Block B; (v) PT-RTZ's interest under the Restated Trust Agreement in the Concentrate Sales Agreements; (vi) PT-RTZ's interest under the Restated Trust Agreement and the Participation Agreement in Proceeds; and (vii) PT-RTZ's interest in the Contract of Work (all of the foregoing referred to as the "PT-RTZ Joint Venture Interests"), in each such case only to the extent necessary to grant to and vest in PT-RTZ the PT-RTZ Joint Venture Interests free and clear of any lien in favor of the Banks;

          (b) the assignment by FI to PT-RTZ of a partial undivided beneficial interest in the Contract of Work (the "PT-RTZ COW Interest");

          (c) the assignment by FI to RTZ Lender of a first priority security interest (the "RTZ Lender Lien") with respect to FI Incremental Expansion Cashflow (and FI's related rights under the Contract of Work and Concentrate Sales Agreements) (the "FIEC Interests");

          (d) the subordination by the Banks for the benefit of RTZ Lender of any security interest that the Banks may now have or hereafter acquire with respect to the FIEC Interests until the RTZ Lender Loan is repaid (the "Bank FIEC Lien"); and

          (e) after giving effect to (i) the prior release of the Banks' security interest in the PT-RTZ Joint

               Venture Interests and (ii) the subordination to the RTZ Lender Lien of the security interest of the Banks with respect to the FIEC Interests, the continuance of the security interests granted to the Trustee for the benefit of the Banks pursuant to the Existing Trust Agreement, the Restated Trust Agreement and the other FI Security Documents, including the Bank Security Documents.

     VIII. In order to implement and give effect to various provisions of the Participation Agreement, in particular the orderly administration and collection of accounts receivable arising in connection with the Concentrate Sales Agreements, PT-RTZ is willing to, among other things, permit the Trustee to hold in trust, for the benefit of PT-RTZ, the PT-RTZ CSA Interests (as defined below) assigned by FI to the Trustee upon the terms and conditions of the Restated Trust Agreement (as defined below).

     IX. In order to perfect the RTZ Lender Lien and to provide for the orderly administration and collection of accounts receivable, RTZ Lender is willing to, among other things, permit the Trustee to hold in trust, as security for the benefit of RTZ
Lender and the Banks, the FIEC Interests.

     X. In order to accommodate and take into account all of the foregoing transactions, FI and the Banks are willing to make certain amendments to the CDF, the FI Credit Agreement and the FI Security Documents pursuant to the Bank Credit Agreement Amendments, including (i) replacement of the Trustee by Chase as security agent for the Banks under the FI Security Documents (in the case of FI's interest in Joint Account Assets, by Chase as JAA Security Agent) respect to all assets and interests of FI other than the Contract of Work, the Concentrate Sales Agreements and Proceeds (for which the Trustee will continue to act as security trustee for the Banks pursuant to the Restated Trust Agreement) and (ii) transfer of the Banks' security interests in such other assets from the Existing Trust Agreement to the Bank Security Agreement, and to give the undertakings contained in this Agreement.

     XI. In order to consummate the transactions referred to in Recitals I through X, the Transaction Parties are entering into this Agreement and the other Transaction Documents, effective as of the Closing, as follows:

          (a) FI, FCX, PT-RTZ, RTZ, RTZ Jersey Investments One Limited, RTZ Jersey Nominees Limited, the Trustee, the Bank Agents, the Depositary and the JAA Security Agent are executing and delivering an early closing agreement in the form of Exhibit B-2 hereto (such early closing agreement, as amended, modified, supplemented and restated from time to time, the "Early Closing Agreement");

          (b) FI and PT-RTZ, pursuant to the Implementation Agreement, are executing and delivering a participation agreement in the form attached as Exhibit J hereto (such participation agreement, as amended, modified, supplemented and restated from time to time, the "Participation Agreement");

          (c) FI and RTZ Lender, pursuant to the Implementation Agreement, are executing and delivering an RTZ loan agreement in the form of Exhibit K hereto (such RTZ loan agreement, as amended, modified, supplemented and restated from time to time, the "RTZ Loan Agreement");

          (d) FI, PT-RTZ, the Depositary and the Trustee are executing and delivering a Restated Trust Agreement substantially in the form of Exhibit A hereto (as amended, modified, supplemented and restated from time to time, the "Restated Trust Agreement"), which gives effect to, or as the case may be is after giving effect to, (i) the release herein by the Trustee on behalf of the Banks of the security interest of the Banks in the PT-RTZ Joint Venture Interests to the extent necessary to grant to and vest in PT-RTZ the PT-RTZ Joint Venture Interests, free and clear of such security interest, (ii) the subordination for the benefit of RTZ Lender of the security interest of the Banks with respect to the FIEC Interests, (iii) the grant by FI to the Trustee for the benefit of RTZ Lender of the RTZ Lender Lien, (iv) the assignment by FI to PT-RTZ of the PT-RTZ COW Interest pursuant to the PT-RTZ COW Assignment,
               (v) the absolute assignment by FI to the Trustee of all FI's right, title and interest in and to the Contract of Work (after giving effect to the assignment referred to in clause (iv) above), the Concentrate Sales Agreements and the Proceeds (including the undivided beneficial interest in the Concentrate Sales Agreements and the Proceeds to be held for the benefit of PT-RTZ ("the PT-RTZ CSA Interests") to be held in trust on the terms of the Restated Trust Agreement), and (vi) certain other arrangements as provided in the Restated Trust Agreement, including arrangements for (1) the receipt, allocation and payment of cashflow resulting from the Contract of Work, the Concentrate Sales Agreements and the Proceeds, and
               (2) the continuance of the security interests granted by FI to the Trustee for the benefit of the Banks in all FI's retained right, title and interest in and to the Contract of Work, the Concentrate Sales Agreements and the Proceeds (in the case of the FIEC Interests only, subject and subordinate to the RTZ Lender Lien on the terms of the Intercreditor Agreement);

          (e) RTZ, PT-RTZ, RTZ Lender and the Bank Agents (acting on behalf of the Banks) are executing and delivering an intercreditor agreement substantially in the form of Exhibit B-1 hereto (as amended, modified, supplemented and restated from time to time, the "Intercreditor Agreement"), which provides for certain intercreditor arrangements and agreements relating to, among other things, (i) FI's interests in the Contract of Work, Concentrate Sales Agreements, Proceeds,

               Joint Account Assets and FI Available Assets, (ii) the RTZ Lender Lien, (iii) the PT-RTZ CSA
               Interests, and (iv) the PT-RTZ COW Interest;

          (f) FI, RTZ, PT-RTZ, the Bank Agents, the JAA Security Agent, the Depositary, the Trustee, RTZ Lender and RTZ-IIL are executing and delivering an agreement in the form of Exhibit B-3 hereto (as amended, modified, supplemented and restated from time to time, the "Side Letter"), which provides for certain additional intercreditor arrangements and agreements relating to, among other things, FI's and PT-RTZ's respective interests in the accounts receivable in relation to the Concentrate Sales Agreements and the Proceeds and Joint Account Assets;

          (g) FI and PT-RTZ are executing and delivering an assignment substantially in the form of Exhibit C hereto (as amended, modified, supplemented and restated from time to time, the "PT-RTZ COW Assignment"), which provides for the assignment to PT-RTZ of the PT-RTZ COW Interest;

          (h) the parties thereto are executing and delivering the Operator Replacement Agreement, substantially in the form of Exhibit D hereto (as amended, modified, supplemented and restated from time to time, the "Operator Replacement Agreement");

          (i) FI and PT-RTZ are executing and delivering a surat kuasa substantially in the form attached as Annex
               I to the Operator Replacement Agreement (as amended, modified, supplemented and restated from time to time, the "Surat Kuasa");

          (j) for the purposes of providing the Trustee (i) for the benefit of the Banks (subject to the interest of RTZ Lender with respect to the FIEC Interests only) a security interest in FI's accounts receivable in relation to the Concentrate Sales Agreements and the Proceeds and (ii) for the benefit of RTZ-IIL a security interest in PT-RTZ's interest in accounts receivable in relation to the Concentrate Sales Agreements and the Proceeds, the parties thereto are executing and delivering a Fiduciary Assignment of Accounts Receivable substantially in the form of Exhibit E hereto (as amended, modified supplemented and restated from time to time, the "Fiduciary Assignment of Accounts Receivable");

          (k) FI, the Bank Agents, the JAA Security Agent, the Trustee and the Banks have executed and delivered an FI Bank Credit Agreement Amendment substantially in the form of Exhibit F-1 hereto and a CDF Bank Credit Agreement Amendment substantially in the form of Exhibit F-2 hereto (as such agreements may be amended, modified, supplemented and restated from time to time, collectively the "Bank Credit Agreement

               Amendments"), and, pursuant thereto the Bank Surat Kuasa. Bank Fiduciary Assignment of Accounts Receivable, Amended Fiduciary Transfer, Amended Fiduciary Power and Bank Security Agreement are being executed and delivered by the parties thereto, all such documents to be effective as of the Closing;

          (1) for the purpose of providing the JAA Security Agent (i) for the benefit of the Banks a security interest in FI's interest in Joint Account Assets and (ii) for the benefit of RTZ-IIL a security interest in PT-RTZ's interest in Joint Account Assets, the JAA Security Agent, FI and PT-RTZ are executing and delivering a Fiduciary Transfer of Joint Account Assets substantially in the form of Exhibit G hereto (as amended, modified, supplemented and restated from time to time, the "JAA Fiduciary Transfer") and a Power of Attorney to Establish Fiduciary Transfer of Joint Account Assets substantially in the form of Exhibit H hereto (as amended, modified, supplemented and restated from time to time, the "JAA Fiduciary Power");

          (m) The Trustee shall release the PT-RTZ Joint Venture Interests (as such term is defined in the Participation Agreement) from the Lien of the FI Security Documents as in effect prior to the RTZ Closing Date pursuant to an Indonesian release document dated the RTZ Closing Date (the "RTZ Release").

     In order to accomplish the arrangements described above and certain related transactions, the Transaction Parties agree as follows:

     SECTION 1. Defined Terms etc. The terms defined below in this Section 1 shall for all purposes of this agreement have the meanings specified below unless the context otherwise requires.

     "Amended Fiduciary Power" means the amended and restated fiduciary power substantially in the form of Exhibit D to the Bank Credit Agreement Amendments.

     "Amended Fiduciary Transfer" means the amended and restated fiduciary transfer substantially in the form of Exhibit C to the Bank Credit Agreement Amendments.

     "Bank Fiduciary Assignment of Accounts Receivable" means the fiduciary assignment of accounts receivable substantially in the form of Exhibit E to the Bank Credit Agreement Amendments.

     "Bank Lien" means any lien on any asset of FI or any of its subsidiaries granted from time to time during the term of this Agreement to the Trustee pursuant to the Restated Trust Agreement and the Fiduciary Assignment of Accounts Receivable, to the JAA Security Agent pursuant to the JAA Fiduciary Power and the JAA Fiduciary Transfer or to the Security Agent pursuant to the Bank Security Documents or any other agreement or instrument, in each case for the benefit of the Banks, as security for the payment of the FI Indebtedness owing to the Banks.

     "Bank Security Agreement" means a security agreement substantially in the form of Exhibit A to the Bank Credit
Agreement Amendments.

     "Bank Security Documents" means the Bank Security Agreement, the Bank Surat Kuasa, the Bank Fiduciary Assignment of Accounts
Receivable, the Amended Fiduciary Transfer and the Amended
Fiduciary Power.

     "Bank Surat Kuasa" means a surat kuasa substantially in the form of Exhibit B to the Bank Credit Agreement Amendments.

     "Governmental Agency" means the Government of the Republic of Indonesia (including the President and any Minister) and any material state, provincial or local court or governmental agency, authority, instrumentality or regulatory body of Indonesia or any other country.

     "Indonesian Notarized Documents" means the PT-RTZ COW
Assignment, the Surat Kuasa, the Fiduciary Assignment of Accounts
Receivable, the Bank Surat Kuasa, the Bank Fiduciary Assignment of Accounts Receivable, the Amended Fiduciary Transfer, the
Amended Fiduciary Power, the JAA Fiduciary Power, the JAA
Fiduciary Transfer, the RTZ Release and the Side Letter.

     "Remedial Action" means (a) any claim, proceeding or action to foreclose upon, take possession or control of, sell, lease or otherwise dispose of, or in any other manner realize, take steps to realize or seek to realize upon, the whole or any part of the assets, properties or interests of FI and its subsidiaries, whether pursuant to the UCC, by foreclosure, by setoff, by self-help repossession, by notification to account debtors, by deed in lieu of foreclosure, by exercise of power of sale, by judicial action or otherwise, and (b) any action taken to remove FI as Operator in accordance with the Participation Agreement, the FI Credit Documents or the Operator Replacement Agreement.

     "Transaction Documents" means this Agreement, the Restated Trust Agreement, the Participation Agreement, the RTZ Loan Agreement, the Intercreditor Agreement, the Bank Credit Agreement Amendments, the PT-RTZ COW Assignment, the Indonesian Notarized Documents, the Bank Security Agreement, the Early Closing Agreement (including the related Ratifying Agreement in the form attached to the Early Closing Agreement as Schedule 1 thereto, which shall not be executed on the Closing Date referred to in
Section 2(b) below) and the Operator Replacement Agreement.

     "Trust Agreement" means, prior to the Closing, the Existing
Trust Agreement and, from and after the Closing, the Restated
Trust Agreement.

     Capitalized terms used herein and not otherwise defined herein (including in Section 1) shall have the meanings assigned to such terms in, or by reference in, the Restated Trust
Agreement (including certain terms defined therein by reference to the Participation Agreement).

     SECTION 2. The Closing; The Closing Date. (a) The transactions provided for in Sections 3 and 4 are being consummated simultaneously at a closing (collectively, the "Closing") on the Closing Date referred to in Section 2(b) (i> at the offices of Davis Polk & Wardwell., New York, New York, for all Transaction Documents other than the Indonesian Notarized Documentation and the PT-RTZ COW Assignment (the "NY Closing"), and (ii) at the notary office of Ramah Arie Soetardjo, Jakarta, Indonesia, for the Indonesian Notarized Documents and the PT-RTZ COW Assignment (the "Indonesian Closing").

     (b) The "Closing Date" shall be the date of execution of this Agreement. All documentation to be executed and delivered at the NY Closing shall have been finalized and duly executed prior to the Closing Date and shall have been held in escrow pending completion of the Indonesian Closing on the Closing Date (Jakarta time), whereupon the documents held in escrow for the NY Closing shall have been released from escrow on the Closing Date (New York City time) and the Closing thereby deemed fully consummated in all respects. All transactions constituting the Closing shall be deemed to have been consummated on the Closing Date and, except for the sequencing of certain transactions as expressly provided herein, all such transactions shall be deemed to have occurred concurrently.

     3.   Releases and Assignments.     (a)  Effective upon the
Closing, the Administrative Agent hereby instructs the Trustee and the Security Agent to release, and they shall be deemed to have hereby released, any security interest that the Banks may now have or hereafter acquire with respect to the PT-RTZ Joint Venture Interests. The release of the Banks' security interests in the PT-RTZ Joint Venture Interests shall be and become effective upon the Closing and shall be further evidenced by the RTZ Release; provided that, without derogation from the foregoing, to the extent that any of the PT-RTZ Joint Venture Interests is created or comes into effect in accordance with the Participation Agreement subsequent to the Closing Date, the Banks shall at the Closing be deemed to have automatically released any security interest they may then or thereafter have under the Restated Trust Agreement or the Bank Security Documents in such subsequently created or arising PT-RTZ Joint Venture Interests without the necessity of any further act, document or instrument, with full force and effect as if the Banks had specifically released their security interests at such subsequent time. All FI's right, title and interest in and to the Contract of Work, the Concentrate Sales Agreements and the Proceeds which is not assigned to PT-RTZ pursuant to the PT-RTZ COW Assignment or assigned to the Trustee pursuant to the Restated Trust Agreement to be held for the benefit of PT-RTZ, as applicable, and all of FI's other assets and interests heretofore pledged to the Banks but not constituting PT-RTZ Joint Venture Interests (collectively, the "FI Retained Interests") shall continue to be retained by FI subject to the RTZ Lender Lien as to the FIEC Interests only and the security interests of the Banks. Each of the Transaction Parties acknowledges and agrees that, subject and subordinate to the RTZ Lender Lien as to the FIEC Interests only, the continuity, perfection, priority and validity of the Banks' security interests in the FI Retained Interests shall not in any manner be affected, interrupted, waived or released by the Banks' release of the PT-RTZ Joint Venture Interests, the assignment by FI to PT-RTZ of the PT-RTZ COW Interest or the assignment by FI to the Trustee of the PT-RTZ CSA Interests to be held for the benefit of PT-RTZ.

     (b) Effective as of the Closing and the concurrent release of the Banks' security interests therein pursuant to Section 3(a) and the RTZ Release, FI hereby assigns, sets over, transfers and conveys to PT-RTZ the PT-RTZ COW Interest, to have and to hold the same unto PT-RTZ on the terms, conditions and obligations contained in the Participation Agreement. PT-RTZ hereby accepts the assignment of the PT-RTZ COW Interest and covenants and agrees that it shall, at any such time as PT-RTZ shall become Operator pursuant to the terms of the Participation Agreement, be bound by, observe and perform all of the provisions of the Contract of Work to be observed and performed by the Operator under the Participation Agreement. Until it is replaced as Operator in accordance with the Operator Replacement Agreement, FI shall remain responsible to the Government of the Republic of Indonesia for the conduct of all operations under the Contract of Work and for all communications with the Government of the Republic of Indonesia under the Contract of Work on behalf of itself and PT-RTZ. In order to effect, confirm and evidence the assignment of the PT-RTZ COW Interest to PT-RTZ, FI and PT-RTZ are executing and delivering the PT-RTZ COW Assignment at the Indonesian Closing. Each of FI and PT-RTZ covenants and agrees with each other that at the request of the other it will execute such further documents and do all such further acts as may reasonably be required for the purpose of vesting the PT-RTZ COW Interest in PT-RTZ.

     (c) Effective as of the Closing, FI hereby assigns, sets over and transfers to the Trustee the Concentrate Sales Agreements and the Proceeds to hold in trust for the benefit of FI (and the Secured Creditors) and PT-RTZ on the terms and conditions set forth in the Restated Trust Agreement (in the case of PT-RTZ, to the extent necessary to grant to and vest in PT-RTZ the PT-RTZ Joint Venture Interests listed in clauses (a)(iv)-(vi) of Recital VII (collectively, the "PT-RTZ Revenue Interests")); provided that, without derogation from the foregoing, to the extent that any PT-RTZ Revenue Interest is created or comes into effect in accordance with the Participation Agreement subsequent to the Closing Date, FI shall be deemed to have automatically assigned, set over, transferred and conveyed to the Trustee to hold in trust for the benefit of PT-RTZ a further undivided beneficial interest in the Concentrate Sales Agreements and Proceeds with respect thereto commensurate with such subsequently created or arising PT-RTZ Revenue Interest without the necessity of any further act, document or instrument, with full force and effect as if FI had assigned, set over, transferred and conveyed to the Trustee to hold in trust for the benefit of PT-RTZ (and the Banks had concurrently released their security interest in) such undivided beneficial interest in the Concentrate Sales Agreements and Proceeds at such subsequent time and such undivided beneficial interest shall be deemed to be a PT-RTZ CSA Interest for all purposes of this Agreement, the Participation Agreement, the Concentrate Sales Agreements and the Restated Trust Agreement. Such assignment of the Concentrate Sales Agreements and the Proceeds to the Trustee pursuant to the immediately preceding sentence is intended by FI, the Trustee and the other parties hereto to be not merely a security assignment, but rather a present and absolute assignment (subject to the Banks' security interests therein) of the Concentrate Sales Agreements and the Proceeds. The Trustee and PT-RTZ each hereby accepts the assignment of the PT-RTZ CSA Interests and covenants and agrees that it shall, at all times hereafter, be bound by, observe and perform all of the provisions of the Restated Trust Agreement insofar as they relate to the PT-RTZ CSA Interests. Each of FI and PT-RTZ covenants and agrees with each other and the Trustee that, at the request of the other or of the Trustee, it will execute such further documents and do all such further acts as may reasonably be required for the purpose of vesting the PT-RTZ CSA Interests in the Trustee for the benefit of PT-RTZ under the Restated Trust Agreement. For the purposes of (i) granting a security interest for the benefit of the Banks (subject to the interest of RTZ Lender with respect to FIEC Interests only) in FI's interest in accounts receivable in relation to the Concentrate Sales Agreements and the Proceeds (and not by way of security for the benefit of the Banks over PT-RTZ's interest therein) and (ii) granting a security interest for the benefit of RTZ-IIL in PT-RTZ's interest in accounts receivable in relation to the Concentrate Sales Agreements and the Proceeds (and not by way of security for the benefit of RTZ Lender or RTZ-IIL over FI's interest therein) the parties thereto have executed and delivered the Fiduciary Assignment of Accounts Receivable at the Closing.

     (d) After giving effect to the releases by the Banks contained in clause (a) of this Section 3 and the assignment by FI to the Trustee for the benefit of PT-RTZ contained in clause
(c) of this Section 3, FI hereby assigns, sets over, transfers and conveys to the Trustee, to be held on the terms and conditions of the Restated Trust Agreement for the benefit of the various persons and interests (including FI and the Secured Creditors) provided therein, FI's entire right, title and interest in and to the Contract of Work, subject, however, to the existing first priority perfected security interest therein of the Banks, which in the case of the FIEC Interests only is itself subject to the first priority security interests in favor of RTZ Lender referred to in Section 3(f), such assignment, setting over, transfer and conveyance being effective as of the Closing.

     (e) Each of the Transaction Parties acknowledges and agrees that the continuity, perfection, priority and validity of the Banks' security interests in the Concentrate Sales Agreements and the Proceeds shall not in any manner be affected, interrupted, waived or released by the present and absolute assignment by FI of the Concentrate Sales Agreements and the Proceeds to the Trustee; provided that upon the effectiveness of such absolute and present assignment of the Concentrate Sales Agreements and the Proceeds to the Trustee, the Banks shall be deemed without the necessity of any further action or instrument to have automatically released their security interests in the PT-RTZ CSA Interests in order to permit the Trustee to hold the PT-RTZ CSA Interests for the benefit of PT-RTZ on the terms and conditions contained in the Restated Trust Agreement.

     (f) FI hereby assigns, sets over and transfers to RTZ Lender on the terms and conditions set forth in the RTZ Loan Agreement, effective as of the Closing, as security for the RTZ Loan Indebtedness outstanding from time to time pursuant to the RTZ Loan Agreement, a first priority security interest in the FIEC Interests; provided that, without derogation from the foregoing, to the extent that any FIEC Interest is created or comes into effect in accordance with the Participation Agreement subsequent to the Closing, FI shall be deemed to have automatically assigned, set over, transferred and conveyed to RTZ Lender a further first priority security interest in such subsequently created or arising FIEC Interest without the necessity of any further act, document or instrument, with full force and effect as if FI had assigned, set over, transferred and conveyed to RTZ Lender (and the Banks had concurrently subordinated their security interest pursuant to the Intercreditor Agreement in) such FIEC Interests at such subsequent time and such FIEC Interests shall be deemed to be subject to the RTZ Lender Lien. Each of FI and RTZ Lender covenants and agrees with each other and the Trustee that, at the request of the other or of the Trustee, it will execute such further documents and do all such further acts as may reasonably be required for the purpose of vesting the RTZ Lender Lien in the Trustee for the benefit of RTZ Lender under the Restated Trust Agreement.

     (g) Notwithstanding the present and absolute assignment of interests in the Contract of Work, the Concentrate Sales Agreements and the Proceeds to the Trustee pursuant to the Restated Trust Agreement, FI and PT-RTZ and each other party hereto agree that the Trustee shall not be obligated to perform or see to the performance or enforce the performance of any obligations or duties under the Contract of Work or the Concentrate Sales Agreements and shall not have any liability whatsoever thereunder.

     SECTION 4. Amendment of tag Existing Trust Agreement; Change of Security Agent for the Bank Security Agreements. (a) Effective as of the Closing and after giving effect to the releases of security interests, assignments and transfers on the Closing Date provided for or described in Section 3, the Existing Trust Agreement (including the exhibits and schedules thereto) shall be amended and restated in the form attached hereto as Exhibit A. The provisions of Section 4.01 of the Existing Trust Agreement relating to indemnification of the Trustee shall survive the amendment and restatement of the Existing Trust Agreement. All security interests granted under the Existing Trust Agreement in assets or interests of FI (the "Other Security") other than the Contract of Work, the Concentrate Sales Agreements, the Proceeds and the FIEC Interests are hereby transferred as of the Closing to the Bank Security Agreement and each of the Transaction Parties acknowledges and agrees that the continuity, perfection, priority and validity of the Banks' security interests in the Other Security shall not in any manner be affected, interrupted, waived or released (i) by the transfer of such security interests from the Existing Trust Agreement to the Bank Security Agreement or (ii) as a result of Chase (in its capacity as Security Agent for the Banks under the Bank Security Agreement) becoming the successor to First Trust of New York, National Association (in its capacity as Trustee under the Existing Trust Agreement), as the secured party with respect to the Other Security.

     (b) Chase has been appointed by the Banks as of the Closing as Security Agent for the Banks under the Bank Security Agreement, the Bank Surat Kuasa and the Bank Fiduciary Assignment of Accounts Receivable and as successor Security Agent (in replacement of First Trust of New York, National Association, acting as Trustee under the Existing Trust Agreement) under the Amended Fiduciary Transfer and the Amended Fiduciary Power. First Trust of New York, National Association, has been appointed by the Banks and RTZ-IIL as of the Closing as Security Agent for the Banks and RTZ-IIL under the Fiduciary Assignment of Accounts Receivable with respect to accounts receivable in relation to the Concentrate Sales Agreements and the Proceeds. Chase has been appointed by the Banks and RTZ-IIL as of the Closing as JAA Security Agent for the Banks and RTZ-IIL under the JAA Fiduciary Transfer and the JAA Fiduciary Power with respect to Joint Account Assets. First Trust of New York, National Association, shall continue to be entitled to all the fees, immunities, indemnities and protections provided to it as Security Agent under the FI Security Documents, including under the CDF and the FI Credit Agreement (including without limitation Article VIII and Section 10.4 thereof) as well as under the FI Security Documents, for the period up to the Closing Date, including in respect of any actions taken or omitted to be taken by it while acting as Security Agent under the FI Security Documents.

     SECTION 5. Representations and Warranties. As of the Closing Date (i) each Transaction Party represents and warrants with respect to itself only (except for the Bank Agents, who act for themselves both in their individual capacities and as agents on behalf of the Banks), (ii) FCX and FI jointly and severally represent and warrant with respect to FI, (iii) RTZ and PT-RTZ represent and warrant jointly and severally with respect to PT-RTZ and (iv) RTZ and RTZ Lender represent and warrant jointly and severally with respect to RTZ Lender, in each case to each other Transaction Party as follows:

     (a) Qualified, in the case of PT-RTZ, as to its status as a company in formation, the representations and warranties by such Transaction Party set forth in each Transaction Document entered into on the Closing Date are true and correct in all material respects as if made on and as of the Closing Date. Such Transaction Party is in compliance with all the terms and conditions of each Transaction Document to which it is a party (except, in the case of FI, for satisfaction of the conditions set forth in Section 6(b) of the CDF), and no default or event of default has occurred or is continuing with respect to it under any Transaction Document to which it is a party.

     (b) Qualified, in the case of PT-RTZ, as to its status as a company in formation, such Transaction Party has the corporate power and authority to enter into and perform this Agreement and each Transaction Document to which it is a party. Qualified, in the case of PT-RTZ, as to its status as a company in formation, the execution, delivery and performance of this Agreement and each Transaction Document to which it is a party (i) have been duly authorized by such Transaction Party and each such Transaction Document constitutes the legal, valid and binding obligation of such Transaction Party, enforceable against such Transaction Party in accordance with its terms (subject, as to the enforcement of remedies against it, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights against it generally in connection with its bankruptcy, reorganization or insolvency or a moratorium or similar event relating to it), (ii) will not violate (A) the Certificate of Incorporation, the Certificate of Domestication, or the Articles of Association, as applicable, or the By-laws of such Transaction Party or any other of its constituent documents,
(B) any Governmental Rule (as defined in the CDF) binding upon such Transaction Party (except, in the case of FI, for any

Governmental Rule required to be satisfied in order to satisfy the conditions set forth in Section 6(b) of the CDF) or (C) any provision of any indenture, agreement or other instrument to which such Transaction Party is a party or by which it or any of its properties or assets are or may be bound, (iii) will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument referred to in clause
(ii)(C) above and (iv) will not result in the creation or imposition of any Lien upon the assets of such Transaction Party, except (i) in the case of FI, the liens of the Restated Trust Agreement, the Surat Kuasa and the Fiduciary Assignment of Account Receivables, the Bank Security Documents and the RTZ Loan Agreement.

     (c) The Bank Agents represent and warrant that each Bank has (i) authorized the Bank Agents, acting on behalf of such Bank and the other Banks, to enter into and perform the Early Closing Agreement, the Intercreditor Agreement, the Restated Trust Agreement, the Side Letter and this Agreement (including the subordination of the Bank FIEC Lien to the RTZ Lender Lien on the terms of the Intercreditor Agreement), (ii) authorized the Trustee to enter into this Agreement, the Restated Trust Agreement, the Operator Replacement Agreement, the Surat Kuasa, the Side Letter and the Fiduciary Assignment of Accounts Receivable, the RTZ Release and the transactions contemplated thereby and to release all the security interests of the Banks in the PT-RTZ Joint Venture Interests upon the Closing, pursuant to this Agreement, in order to permit their unencumbered assignment to PT-RTZ pursuant to the Participation Agreement, this Agreement, and the PT-RTZ COW Assignment, (iii) authorized the Security Agent to enter into and perform the Bank Security Documents for the benefit of such Bank and the other Banks, (iv) authorized the JAA Security Agent to enter into and perform the JAA Fiduciary Transfer, the JAA Fiduciary Power and the Side Letter for the benefit of the Banks and RTZ-IIL, (v) consented to RTZ Lender and the Trustee (acting on behalf of RTZ Lender) taking Remedial Actions against the RTZ Lender Collateral as provided in the RTZ Loan Agreement and the Restated Trust Agreement, and (vi) consented to FI entering into and performing the transactions contemplated by the Transaction Documents to which it is a party, including the entry into and performance of the Participation Agreement, the incurrence of the RTZ Loan Indebtedness and FI's granting the RTZ Lender Lien to RTZ Lender on the terms of the Restated Trust Agreement; provided, however, that the foregoing shall not be deemed vis-a-vis any of the Freeport Entities in any manner to constitute a modification or waiver of the full and timely performance of any of the obligations of any of the Freeport Entities under the Amended Loan Documents in accordance with the terms thereof.

     (d) Each of PT-RTZ, RTZ and RTZ Lender acknowledges that it has received a copy of each of the CDF and the FI Credit Agreement (including the exhibits thereto) and hereby (i) consents to FI entering into and performing the Amended Loan Documents, including the grant by FI of the Bank Lien for the benefit of the Banks, (ii) acknowledges the restrictions on FI under Sections 5.3 and 10.17 of each of the CDF and the FI Credit Agreement with respect to certain dealings with PT-RTZ, RTZ, RTZ-IIL and RTZ Lender, (iii) consents to the assignment by FI to the Security Agent of all FI's right, title and interest in and to the Participation Agreement, the Privatization Agreements and the RTZ Loan Agreement; provided, however, that none of the foregoing in this Section 5(d) shall be deemed to waive in any manner vis-a-vis FI the full and timely performance by FI of the obligations of FI under the Participation Agreement, the Restated Trust Agreement or the RTZ Loan Agreement.

     (e) FI represents and warrants with respect to itself that it has authorized the Trustee to enter into this Agreement, the Restated Trust Agreement, the Operator Replacement Agreement, the Surat Kuasa, the Side Letter, the RTZ Release and the Fiduciary Assignment of Accounts Receivable and the transactions contemplated thereby and that (other than the Banks and the Trustee) there is no other beneficiary under the Existing Trust Agreement or other Person whose authorization or consent is required for the Trustee to enter into the foregoing agreements and the transactions contemplated thereby.

     SECTION 6. Conditions to Closing. The following conditions precedent have been satisfied prior to or simultaneously with the execution of this Agreement:

     (a) Consent of the Minister of Mines of the Government of Indonesia, substantially in the form of Exhibit I, has been obtained and is in full force and effect.

     (b) All other consents, approvals and agreements necessary or advisable in the judgment of each Transaction Party and its counsel for consummation of the Closing have been obtained and are in full force and effect and there is not any action, suit, litigation or other proceeding at law or in equity or by or before any court of any Governmental Agency pending which, in the judgment of such Transaction Party or its counsel, is likely to restrain, prevent or impose materially adverse conditions upon the Closing or the transactions contemplated by the Transaction Documents or the full and timely performance by the Transaction Parties of their obligations under the Transaction Documents.

     (c) No judgment, order or decree is outstanding, and no action has been taken by any Governmental Agency, that, in the reasonable judgment of a Transaction Party or its counsel, has or is likely to have the effect of restraining, preventing or imposing materially adverse conditions upon the transactions contemplated by the Transaction Documents, or the full and timely performance by the Transaction Parties of their obligations under the Transaction Documents.

     (d) The Trustee has received opinions to the effect that it does not have to qualify to do business in Louisiana or Indonesia by virtue of the Restated Trust Agreement or the activities contemplated thereby.

     (e) Copies of this Agreement which, when taken together, bear the signatures of all the parties hereto have been received by each Transaction Party.

     (f) The Restated Trust Agreement has been executed by all the parties thereto (including the Representative (as defined in the Restated Trust Agreement) under each Financing Annex in effect on the Closing Date) and is in full force and effect, and a copy of such executed Restated Trust Agreement has been delivered to each party thereto.

     (g) All other Transaction Documents shall be or have been executed and delivered by the relevant Transaction Parties and shall be or are in full force and effect (with all conditions to their effectiveness duly satisfied or waived).

     (h) All UCC filings and other filings and registrations required to perfect and accomplish the assignments and security interests contemplated as of the Closing Date under the Restated Trust Agreement and the Bank Security Documents have been made and are in full force and effect.

     SECTION 7. Amendment; Waiver. This Agreement may not be amended nor any provision hereof waived except pursuant to a writing signed by each Transaction Party or as otherwise provided herein. Any amendment or waiver of the provisions hereof pursuant to such a writing shall be binding upon each party hereto.

     SECTION 8. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     SECTION 9. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

     SECTION 10. Expenses. FI shall pay all out-of-pocket expenses incurred by the Bank Agents and the JAA Security Agent in connection with the preparation, review and negotiation of the Transaction Documents and with the Closing, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore, special counsel for the Bank Agents, and Mochtar, Karuwin & Komar, special Indonesian counsel to the Bank Agents and the JAA Security Agent. The out-of-pocket expenses incurred by the Trustee, the Depositary and their counsel in connection with the preparation, review and negotiation of the Transaction Documents and the Closing shall be paid by FI and PT-RTZ based on the allocation thereof provided in the Restated Trust Agreement; provided that PT-RTZ shall not be responsible for and shall have no liability for any costs (including, without limitation, notary fees and taxes) incurred in connection with the notarization of any Indonesian Notarized Documents which are Bank Security Documents. Each other Transaction Party shall be responsible for all its own expenses incurred in connection with the preparation, review and negotiation of the Transaction Documents and with the Closing.

     SECTION 11. References; Headings. Unless otherwise stated, Section, Recital, Exhibit and Schedule references made herein are to Sections, Recitals, Exhibits and Schedules, as the case may be, of this Agreement. The headings of this Agreement are for reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 12. Construction. This Agreement shall be deemed jointly drafted by all the Transaction Parties equally and shall not be specially construed against any Transaction Party based on any claim that such Transaction Party or its counsel was the draftsman of this Agreement.

     SECTION 13. Submission to Jurisdiction; Waiver of Jury Trial; Commercial Obligations and Immunity. Each Transaction Party hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in Manhattan for the purposes of all suits, actions or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Transaction Party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. EACH TRANSACTION PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. To the extent that any Transaction Party may now or hereafter be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement, to claim for itself or its property, assets or revenues any immunity (whether by reason of sovereignty or otherwise) from suit, jurisdiction of any court, attachment prior to judgment, setoff, execution of a judgment or from any other legal process or remedy, and to the extent that there may be attributed to any Transaction Party such an immunity (whether or not claimed), such Transaction Party hereby irrevocably agrees as to itself not to claim and hereby irrevocably waives such immunity.

     SECTION 14. Survival of Representations and Warranties. The provisions of Section 5 of this Agreement shall survive the consummation of the Closing referred to herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers or agents as of the date first above written.

                                   P.T. FREEPORT INDONESIA
                                   COMPANY,

                                   By:________________________________
                                     Name:
                                     Title:

                                   FREEPORT-McMoRan COPPER & GOLD
                                   INC.,

                                   By:________________________________
                                     Name:
                                     Title:

                                   THE RTZ CORPORATION PLC,

                                   By:________________________________
                                     Name:
                                     Title:

                                   P.T. RTZ-CRA INDONESIA,

                                   By:________________________________
                                     Name:
                                     Title:

In anticipation of the completion of formation of P.T. RTZ-CRA INDONESIA under the laws of the Republic of Indonesia, this Agreement is also executed by RTZ Jersey Investments One Limited and RTZ Jersey Nominees Limited, jointly and severally, the founding shareholders.

                                   RTZ JERSEY INVESTMENTS ONE LIMITED,

                                   By:________________________________
                                     Name:
                                     Title:

                                   RTZ JERSEY NOMINEES LIMITED,

                                   By:________________________________
                                     Name:
                                     Title:

                                   RTZ INDONESIAN FINANCE
                                   LIMITED,

                                   By:________________________________
                                     Name:
                                     Title:

                                   FIRST   TRUST  OF  NEW   YORK,
                                   NATIONAL ASSOCIATION,  not  in
                                   its  individual capacity,  but
                                   solely  as  Trustee under  the
                                   Trust Agreement,

                                   By:________________________________
                                     Name:
                                     Title:

                                   THE   CHASE   MANHATTAN   BANK
                                   (formerly Chemical Bank),  not
                                   in  its  individual  capacity,
                                   but  solely  as Administrative
                                   Agent   under  the  FI  Credit
                                   Agreement  and  the  CDF,   as
                                   Security Agent under the  Bank
                                   Security Documents and as  JAA
                                   Security Agent under  the  JAA
                                   Fiduciary Transfer and the JAA
                                   Fiduciary Power,

                                   By:________________________________
                                     Name:
                                     Title:

                                   THE  CHASE MANHATTAN BANK  (as
                                   successor    to   The    Chase
                                   Manhattan    Bank    (National
                                   Association)),  not   in   its
                                   individual    capacity,    but
                                   solely  as  Documentary  Agent
                                   under  the FI Credit Agreement
                                   and  the CDF and as Depositary
                                   under the Trust Agreement,

                                   By:________________________________
                                     Name:
                                     Title: